EXHIBIT 10.3

                            SECURITY AGREEMENT FOR
                         RECEIVABLES BACKED BORROWING


      THIS SECURITY AGREEMENT FOR RECEIVABLES BACKED BORROWING (this "AGREEMENT") made and entered into as of the 14th day of September 1998 ("EFFECTIVE DATE"), by and among INTELECT NETWORK TECHNOLOGIES COMPANY, a Nevada Corporation, DNA ENTERPRISES, INC. a Texas Corporation; and INTELECT VISUAL COMMUNICATIONS CORP., a Delaware corporation (the foregoing are each and collectively, the "PLEDGOR") INTELECT COMMUNICATIONS, INC. ("ICI"), and THE COASTAL CORPORATION SECOND PENSION TRUST ("SECURED PARTY") (the "PARTIES"):

                                W I T N E S S:

      WHEREAS, pursuant to the terms, and subject to the conditions, set forth in that certain Loan Agreement for Receivables Backed Borrowing ("LOAN AGREEMENT") between the ICI and Secured Party dated the Effective Date and in a Promissory Note (the "NOTE"), dated the Effective Date issued by ICI and payable to the order of Secured Party in the original principal sum of $5,000,000, Secured Party has agreed to advance funds to ICI and

      WHEREAS, it is a condition to the agreement of Secured Party to advance such funds and to consummate the transactions contemplated by the Loan Agreement that this Security Agreement granting a Security Interest in the Security shall have been executed and delivered by ICI and Pledgor and shall be in full force and effect;

      WHEREAS, each of the Pledgors is a wholly owned subsidiary of ICI and in consideration of the benefits received from the proceeds of the Note, and for other good and valuable consideration, do hereby desire and agree to grant a Security Interest in the Security;

      NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements herein contained and of the Loan hereinafter referred to, ICI, each Pledgor and the Secured Party agree as follows:

SECTION 1.  DEFINITIONS

      1.01 CERTAIN DEFINED TERMS. As used in this Security Agreement, the following terms or phrases have the respective meanings set forth below or in the Section following such term:

      "ACCOUNTS" shall have the meaning given in Section 2.01 of this Agreement.

      "ACCOUNT DEBTOR" shall have the meaning given in Section 2.03 of this Agreement.

      "ADVANCE" means an advance of funds under and subject to the terms and conditions of this Agreement, in increments of $500,000, provided that the balance outstanding under this Agreement and the Note shall never exceed the sum of the Loan Maximum.

      "AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

      "COLLATERAL" means (i) the aggregate of the Pledged Securities, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the Proceeds, interest, profits and other income of or on any of the property referred to in this definition, and (v) all books and records relating to any of the property referred to in this definition.

      "CUSTODIAN" means Chase Bank of Texas, its successors and assigns.

      "DEFAULT" has the meaning given in Section 6.

      "DEFAULT RATE" has the meaning given in the Loan Agreement.

      "DESIGNATED SUBSIDIARIES" means Intelect Network Technologies Company; DNA Enterprises, Inc.; and Intelect Visual Communications Corp.

      "EFFECTIVE DATE" has the meaning given that term in the introduction to this Security Agreement.

      "ELIGIBLE ACCOUNTS" means accounts receivable of domestic commercial customers of the Designated Subsidiaries created and deemed collectible in the normal course of business on normal commercial terms.

      "EVENT OF DEFAULT" has the meaning given in Section 6 hereof.

      "FRAUDULENT CONVEYANCE" has the meaning given in Section 2.09 hereof.

      "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement between St. James and Lender dated September 14, 1998.

      "INDEBTEDNESS" shall mean all principal, interest and fees owing by the Borrower to the Lender in connection with the Note or the Loan Agreement.

      "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

      "LOAN AGREEMENT" means the Loan Agreement for Receivables Backed Borrowing between the Parties of even date herewith.

      "LOAN MAXIMUM" has the meaning given in the Loan Agreement.

      "MARGIN PERCENTAGE"  shall have the meaning given in the Loan Agreement.

      "NOTE" has the meaning given that term in the Recitals to this Security Agreement.

      "OBLIGATIONS" means the aggregate of:

            (1) the indebtedness evidenced by the Note, including interest accruing thereon;

            (2) all sums advanced and costs and expenses incurred by Secured Party in accordance with the Note, this Security Agreement and the other Transaction Documents, including, without limitation, all reasonable legal, accounting, consulting or like fees, made and incurred in connection with the Obligations described in clause (1) above or any part thereof, any renewal, extension, or modification of, or substitution for, the foregoing Obligations or any part thereof, or the acquisition, perfection or maintenance and preservation of the security for the Obligations, whether such advances, costs, or expenses shall have been made and incurred at the request of ICI, Pledgor or Secured Party,

            (3) all other Obligations of ICI or Pledgor pursuant to the Note and the other Transaction Documents; and

            (4) any and all extensions and renewals of, substitutions for, or modifications or amendments of any of the foregoing Obligations or any part thereof.

      "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

      "PLEDGED SECURITIES" shall have the meaning given in the Loan Agreement.

      "PLEDGOR" has the meaning given that term in the introduction to this Security Agreement.

      "PRIME RATE" shall have the meaning given in the Loan Agreement.

      "PROCEEDS" means whatever is received upon the sale, exchange, collection, or other disposition of the Security and insurance payable or damages or other payments by reason of loss or damage to the Security, whether cash or non-cash and all securities and guaranties therefor.

      "RECEIVABLES LOAN BALANCE" shall have the meaning given in the Loan Agreement.

      "SCHEDULES" has the meaning assigned to that term in SECTION 5.01.

      "SECURED PARTY" has the meaning given that term in the introduction to this Security Agreement.

      "SECURITY" means the Accounts pledged under the Security Agreement.

      "SECURITY AGREEMENT" means this Security Agreement dated as of the Effective Date, among ICI, each Pledgor and Secured Party, as said agreement may be amended, modified, supplemented, and/or extended from time to time.


      "SECURITY INTEREST" has the meaning assigned to that term in SECTION 2.01.

      "TRANSACTION DOCUMENTS" means the Loan Agreement, the Note, the Pledge Agreement, the Intercreditor Agreement and the Security Agreement.

      "UCC" means the Uniform Commercial Code as in effect in any jurisdiction applicable.

      1.02 OTHER DEFINITIONS. Other capitalized terms used herein have the meanings given them herein or in the Loan Agreement.

SECTION 2.  CREATION OF SECURITY INTEREST

      2.01 CREATION OF SECURITY INTEREST. In consideration of Secured Party's advancing or extending the funds or credit constituting the Obligations (including the indebtedness evidenced by the Note), as a condition to such Advances and extensions, in consideration of the mutual covenants contained herein, and for the purpose of securing the prompt, unconditional and complete payment and performance of the Obligations, Pledgor hereby grants to Secured Party a continuing general lien and security interest in all of Pledgor's accounts receivable, together with any instruments, chattel paper, and general intangibles relating thereto (collectively, "ACCOUNTS") that now exist or are currently owned by Pledgor or are later owned or acquired by Pledgor, including in all Proceeds (the "SECURITY INTEREST").

      2.02 PROCEEDS. Except as otherwise permitted herein, the Security Interest of Secured Party hereunder in the Proceeds shall not be construed to mean that Secured Party consents to the sale or other disposition of any part of the Security.

      2.03 SECURITY. This continuing general lien and security interest shall extend to all proceeds and collections of all Accounts, all guaranties and other security for all Accounts, and all right, title, and interest of Pledgor in the merchandise that caused the creation of any such Account. All right, title, and interest in the merchandise shall include the right of stoppage in transit of goods; all returned, rejected, rerouted, or repossessed goods; and the sale or lease of goods that shall have given rise to any Account. The Accounts, proceeds, collections, guaranties, other security, and all right, title, and interest in the Accounts-creating merchandise are collectively called the "Security" in this Agreement. The granted continuing lien and security interest also shall extend to the proceeds of all Security and to all of Pledgor's books and records relating to the Security. The obligors on Pledgor's Accounts are sometimes called the "Account Debtor" or the "Account Debtors" in this Agreement.

      2.04 PARTIAL RELEASE. Except as expressly set forth therein, no release from the Lien of this instrument of any part of the Security by Secured Party shall in any way alter, vary, or diminish the force, effect or Lien of this instrument on the balance or remainder of the Security.

      2.05 SUBROGATION. This Security Agreement is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Security or any part thereof.

      2.06 SUCCESSOR SECURED PARTY. Any Person that succeeds to Secured Party as Holder pursuant to, and as permitted by, the terms of the Note automatically shall become Secured Party hereunder.

      2.07 TERMINATION. If all the Obligations are paid and performed in full and the covenants herein contained are performed in all respects, then Secured Party shall, upon the request of Pledgor and at Pledgor's cost and expense, deliver to Pledgor proper instruments executed by Secured Party evidencing the release of this instrument. Until such delivery, this instrument shall remain and continue in full force and effect.

      2.08 NO ASSUMPTION. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligations when due, and is given as security only. The Secured Party does not assure and shall not be liable for any of Pledgor's liabilities, duties or obligations under or in connection with the Security. The Secured Party's acceptance of this Security Agreement, or its taking any action in carrying out this Security Agreement, does not constitute the Secured Party's approval of the Security or the Secured Party's assumption of any obligation under or in connection with the Security. This Security Agreement does not affect or modify Pledgor's obligations with respect to the Security.

      2.09 FRAUDULENT CONVEYANCE. Notwithstanding anything contained in this Agreement to the contrary, ICI agrees that if, but for the application of this Section, the Obligation or any Security Interest would constitute a preferential transfer under 11 U.S.C. ss.547, a fraudulent conveyance under 11 U.S.C. ss.548 (or any successor section of that Code) or a fraudulent conveyance or transfer under any state law of similar effect (each a "FRAUDULENT CONVEYANCE"), then the Obligation and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligation or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section.

SECTION 3.    LOANS, COLLECTION, RECORDS, AND HANDLING OF ACCOUNTS

      3.01 ADVANCES. Secured Party agrees, during the continuance of this Agreement, to make Advances to ICI, against those Accounts that Secured Party, in its sole discretion, deems eligible for borrowing, as provided in the Loan Agreement.

      3.02 NOTES. To evidence Secured Party's loans to ICI, ICI shall, at Secured Party's request, execute and deliver to Secured Party the Note or Notes payable to Secured Party. These Notes shall be in the amount of any portion or portions of ICI's Receivables Loan Balance as at the time of Secured Party's request, up to the full extent of the balance. These Notes shall provide for the payment to Secured Party of interest at the rate provided in the Loan Agreement. The execution and delivery of these Notes shall not constitute payment, satisfaction, or release of any Obligation.

      3.03 CHECKS. Checks received by Secured Party shall not constitute payment, but rather credit on these Notes. Solely for the purpose of computing interest earned by Secured Party and in order to allow for clearance of the checks, credit on these Notes shall be given as of the third calendar day after receipt of any checks by Secured Party.

      3.04 INTEREST. Until all Obligations of ICI to Secured Party are fully paid, ICI will pay interest computed on the daily Receivable Loan Balance, from the date accrued until the date paid, at the Prime Rate plus the Margin Rate, unless the Default Rate is applicable.

      3.05 BALANCE. Secured Party shall give Pledgor, each month, a statement of Pledgor's balance prepared from Secured Party's records, which will conclusively be deemed correct in the absence of manifest error, and accepted by Pledgor, unless Pledgor gives Secured Party a written statement of exceptions within thirty (30) days after receipt of the extract or statement.

      3.06 ACCOUNT INFORMATION. Pledgor and ICI shall give Secured Party such information regarding the Accounts as Secured Party may reasonably request, including but not limited to information and periodic reports as required herein and by the Loan Agreement.

SECTION 4.  HANDLING OF GOODS AND DOCUMENTS CONCERNING ACCOUNTS

      4.01 SEGREGATION. Pledgor will physically segregate all rejected, rerouted, repossessed, or returned goods sold or delivered in respect of any Account; will immediately notify Secured Party of any rerouted, repossessed, or returned goods; will receive such goods in trust for Secured Party; will hold the goods for such disposition as Secured Party may direct or at Secured Party's option, will promptly refund all advances, loans, and extensions made on the Accounts; and will post written notice that the Accounts and goods are subject to Secured Party's lien and security interest.

      4.02 TRANSFER. In the event of an Event of Default, in addition to any other remedy provided herein or in the Loan Agreement, Pledgor will immediately endorse to Secured Party and deliver to Secured Party all instruments, chattel paper, guaranties, or other documents when received by Pledgor as evidence of, as payment of, or as security for any of the Accounts and will immediately transfer to Secured Party all security received for any of the Accounts.

SECTION 5.   REPRESENTATIONS, WARRANTIES, AND COVENANTS

      5.01 ACCOUNTS. At the time of assignment, each account receivable represents and will represent an undisputed, bona fide sale and delivery of goods or services rendered, or both (or in the case of a general intangible, represents and will represent an undisputed, bona fide agreement), and is not and will not be subject to any setoff, counterclaim, discount, or condition of any nature, except as specified in writing on or before the delivery to Secured Party of schedules of assignment of accounts receivable. Pledgor is, or at the time of the assignment will be, the lawful owner of each Account and has unqualified right to assign and grant liens and security interests of the Accounts to Secured Party. Pledgor will, with respect to each Account:

            (a) deliver to Secured Party such papers as Secured Party may require, including, without limitation, the original delivery or other receipts and duplicate invoices;

            (b) furnish Secured Party a weekly aged accounts receivable trial balance, as required by the Loan Agreement;

            (c) furnish to Secured Party weekly, statements of Account with Pledgor's customers. Pledgor agrees that Secured Party may from time to time verify the validity, amount, and any other matters relating to the Accounts by means of mail, telephone, or otherwise, in the name of Pledgor, Secured Party, or such other name as Secured Party may choose;

            (d) do all things required by Secured Party in its reasonable judgment, in order more completely to vest in and assure to Secured Party its rights under this Agreement. The Accounts shall be collaterally assigned to Secured Party by written or printed instruments (called "Schedules" in this Agreement) in form acceptable to Secured Party, executed in such quantities as Secured Party may require, but the lien and security interest of Secured Party shall not be limited in any way to or by the inclusion of the Accounts within such Schedules, and to the extent the terms and provisions of this Agreement shall conflict with the Schedules, this Agreement shall be controlling. In the event the Texas Uniform Commercial Code (Chapters 1 through 13 of the Texas Business and Commerce Code) applies to any of the Accounts, Pledgor need not furnish the Schedules relating to those Accounts unless Secured Party shall so request; but Pledgor's failure to execute and deliver the Schedules shall not limit the security interest granted to Secured Party under this Agreement; and

            (e) keep and will continue to keep all of its books and records concerning accounts receivable and general intangibles and all of its other books and records at its chief place of business, unless written notice to the contrary is given by Pledgor to Secured Party.

      5.02 RECORDING AND FILING. Pledgor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental hereto and all financing statements Secured Party may reasonably require, in such offices and places and at such times and as often as may be, in the judgment of Secured Party, necessary to create, perfect, preserve, protect, and renew the Lien hereof on and in the Security, and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any applicable jurisdiction or any other competent authority for the purpose of effectively creating, perfecting, preserving, protecting, maintaining, and renewing the Lien hereof in and on the Security and the priority thereof. Pledgor shall also pay the costs of obtaining reports from appropriate filing offices concerning Lien filings in respect of any of the Security. A carbon, photographic, or other reproduction of this Security Agreement or of any financing statement relating hereto shall be sufficient as a financing statement.

      5.03 SECURED PARTY'S RIGHT TO PERFORM PLEDGOR'S OBLIGATIONS; FURTHER ASSURANCES. Pledgor agrees that, if Pledgor fails to perform any act that Pledgor is required to perform under this instrument, Secured Party may, but shall not be obligated to, perform or cause to be performed such an act. Accordingly, to the extent permitted by law, Pledgor hereby authorizes Secured Party to execute and file financing statements and continuation statements without Pledgor's signature thereon. Any expense incurred by Secured Party in taking action in accordance with this section shall be a demand obligation owing by Pledgor to Secured Party, shall bear interest in accordance with the Loan Agreement, and shall be a part of the Obligations, and Secured Party shall be subrogated to all of the rights of the party receiving the benefit of such performance. The undertaking of such performance by Secured Party as aforesaid shall not obligate such Person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve Pledgor from the observance or performance of any covenant, warranty, or agreement contained in this instrument or constitute a waiver of default hereunder, and shall not affect the right of Secured Party to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights, powers, or remedies hereunder or under applicable law. In the event Secured Party undertakes any such action, it shall have liability to Pledgor only upon a showing of its bad faith, gross negligence or willful misconduct (BUT SPECIFICALLY EXCLUDING ITS ORDINARY OR PARTIAL NEGLIGENCE), and in all events no party other than the acting party shall be liable to Pledgor. Pledgor will from time to time (a) sign, execute, deliver, and file, alone or with Secured Party, all further financing statements, security agreements, or other documents that are reasonably necessary; (b) procure any instruments or documents as may be reasonably requested by Secured Party, and (c) take all further action that may be reasonably necessary, or that Secured Party may reasonably request, to confirm, perfect, preserve, and protect the Security Interests intended to be granted hereby.

      5.04 DEFENSE OF CLAIMS. ICI will preserve, warrant, and defend the Security Interest created hereby in the Security against the claims of all Persons whomsoever; will maintain and preserve such Security Interest at all times as contemplated by the Transaction Documents; and will not do or suffer any matter or thing whereby such Security Interest might or could be impaired, it being understood that the Secured Party's right in the Security is subject to the rights of St. James in accordance with the Intercreditor Agreement. ICI shall promptly notify Secured Party in writing of the commencement of any legal proceedings affecting Secured Party's interest in the Security, or any part thereof, and shall take such action, employing attorneys reasonably acceptable to Secured Party, as may be necessary to preserve ICI's and Secured Party's rights affected thereby, and should ICI fail or refuse to take any such action, Secured Party may take the action on behalf of and in the name of ICI and at ICI's expense. Moreover, Secured Party may take independent action in connection therewith as it may in its sole discretion deem proper, and ICI hereby agrees to make reimbursement for all reasonable sums advanced and all reasonable expenses incurred in such actions plus interest in accordance with the Loan Agreement.

      5.05 ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Security or any part thereof and to give full discharge for the same.

      5.06 APPROVAL OF RIGHTS. After a default occurs, Pledgor will take all actions the Secured Party requests to obtain the consent to or approval of the Secured Party's rights under this Security Agreement, including without limitation, the right to sell all or any part of the Security upon a Default without the approval or consent of any judicial body. Pledgor and ICI agree that the Secured Party's remedies at law for failure to comply with this provision would be inadequate and that the harm to the Secured Party would not be adequately compensable in damages. Pledgor and ICI agree that this provision may be specifically enforced.

      5.07 PLEDGOR'S OBLIGATIONS. This Security Agreement creates a legal , valid and binding lien in and to the Security in favor of Secured Party and enforceable against ICI and Pledgor. Once perfected, the Security Interest will constitute a first and prior lien on the Security. The creation of this Security Interest does not require the consent of any third party, other than St. James, which consent has been obtained. Debtor has not executed any prior transfer, assignment, pledge, security interest or hypothecation covering the Security or any interest in the Security, other than as acknowledged in the Intercreditor Agreement.

SECTION 6.  DEFAULT

      6.01 EVENTS OF DEFAULT. Upon the occurrence and continuation of an Event of Default beyond any applicable cure periods, as provided in the Note, Secured Party may declare all Obligations immediately due and payable.

      6.02 RIGHTS IN RESPECT OF SECURITY. Subject to the Intercreditor Agreement, upon the occurrence and continuation of any Event of Default, in addition to all other rights of Secured Party, Secured Party will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Security, exclude Pledgor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Pledgor could do so. After a Default under the Note, Secured Party may exercise every power, right, and privilege of Pledgor with respect to the Security (including, without limitation, the right of collection) without any liability (SPECIFICALLY INCLUDING LIABILITY FOR ORDINARY OR PARTIAL NEGLIGENCE) to Pledgor in connection therewith except with respect to bad faith, gross negligence or willful misconduct; provided, however, that Secured Party may notify Account Debtors of Pledgor to make payments directly to Secured Party only after all cure periods, as provided in the Note, applicable to such Default have lapsed. Provided there has been no foreclosure sale, when and if such expenses of operation have been paid and the Obligations paid in full, the remaining Security shall be returned to Pledgor.

      6.03 ANCILLARY RIGHTS. Subject to the Intercreditor Agreement, upon the occurrence and continuation of an Event of Default, in addition to all other rights of Secured Party hereunder, without notice, demand, or declaration of default, all of which are hereby expressly waived by Pledgor, Secured Party may proceed by a suit or suits in equity or at law (a) for the seizure and sale of the Security or any part thereof, (b) for the specific performance of any covenant or agreement contained in this Security Agreement, the Note or any of the other Transaction Documents or in aid of the execution of any power herein granted, (c) for the foreclosure or sale of the Security or any part thereof under the judgment or decree of any court of competent jurisdiction, or (d) for the enforcement of any other appropriate legal or equitable remedy.

      6.04 RECEIVERSHIP. Subject to the Intercreditor Agreement, upon the occurrence and continuation of an Event of Default, in addition to all other rights of Secured Party, Secured Party from time to time may apply to a court of competent jurisdiction for the appointment of one or more receivers to take possession of and to manage and administer the Security or any portion thereof and to collect the Proceeds, all without demand or declaration of default, which are hereby waived by Pledgor. Secured Party shall be entitled to the appointment of such receiver(s) as a matter of right, without regard to the value of the Security as security for the Obligations or the solvency of Pledgor or ICI or any Person liable for the payment or performance of all or any part of the Obligations. Such receiver(s) shall serve without bond and shall have all usual and customary powers and authorities in addition to all other powers and authorities permitted by the law of the jurisdiction where the Security is situated and all powers and authorities granted to Secured Party herein.

      6.05 EXPENSES. ICI will pay to Secured Party all reasonable expenses, including, without limitation, fees and expenses of any receiver(s), reasonable attorneys' and consultants' fees and expenses, advanced by Secured Party and incurred pursuant to the provisions contained in this Section, and all such unpaid expenses shall be (a) a Lien against the Security; (b) added to the Obligations, and (c) payable upon demand, with interest in accordance with the Loan Agreement, provided, however, that the existence of said Lien shall in no way waive, diminish, or prejudice any other rights, remedies, powers, and privileges that Secured Party or any receiver(s) may have under the applicable laws in the collection of such funds as loans or otherwise.

      6.06 INJUNCTIVE RELIEF. Pledgor and ICI recognize that, in the event it violates any of the warranties, covenants, terms, and conditions of this Agreement, no remedy at law will provide adequate relief to Secured Party, and Pledgor and ICI hereby agree that Secured Party shall be entitled to temporary and permanent injunctive relief in case of any such breach without the necessity of proving actual damages.

      6.07 REMEDIES CUMULATIVE. No failure on the part of Secured Party or any holder of the Note to exercise, and no delay in exercising, any right, power or privilege hereunder, under the Note or under any other Transaction Document and no course of dealing between ICI and Secured Party or any holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege, or any abandonment or discontinuance of any steps to enforce such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on ICI in any case shall entitle ICI to any other or further notice or demand in similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.  FORECLOSURE ON SECURITY

      7.01 SALE. Upon the occurrence and continuation of an Event of Default, Secured Party will have all rights and remedies granted by law, and particularly by the UCC, including, without limitation, the right to take possession of the Security, and for this purpose Secured Party may enter upon any premises on which any or all of the Security is situated and take possession of and manage the Security or remove it therefrom. Secured Party may require Pledgor to assemble the Security and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to all parties. Unless the Security is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor and ICI reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Security is to be made. This requirement of sending reasonable notice will be met if the notice is sent to ICI as provided in the Note at least ten days before the time of the sale or disposition.

      7.02 PRIVATE SALE. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Security, or if Secured Party determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, Secured Party may sell such property privately or in any other manner and at such price or prices it deems, in good faith, advisable, but otherwise without any liability whatsoever to Pledgor or ICI in connection therewith. Pledgor and ICI recognize and agree that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

      7.03 SECURED PARTY AS PURCHASER. Secured Party will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net Proceeds of sale.

      7.04 RECITALS CONCLUSIVE; WARRANTY; RATIFICATION. Recitals contained in any assignment or bill of sale to any purchaser at any sale made hereunder will conclusively establish, as between the parties to such assignment or bill of sale, the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations, or advertisement and conduct of the sale in the manner provided herein. Secured Party will have authority to appoint an attorney-in-fact to act in conducting any foreclosure sale and executing assignments and bills of sale. All assignments and bills of sale may contain a general warranty of title from the grantor. Pledgor and ICI ratify and confirm all legal acts that Secured Party may do in accordance with this Security Agreement.

      7.05 EFFECT OF SALE. Any sale or sales of the Security or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever, either at law or in equity, of Pledgor in and to the property sold, and will be a perpetual bar, both at law and in equity, against Pledgor, Pledgor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under Pledgor, or Pledgor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased.

      7.06 APPLICATION OF PROCEEDS. Secured Party shall apply the Proceeds of any sale or other disposition of the Security as follows: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Security for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts reasonably expended by Secured Party under SECTION 5 hereof; and third, toward payment of the balance of the Obligations in the order and manner determined by Secured Party in its sole discretion. Any surplus remaining shall be delivered to ICI or Pledgor or as a court of competent jurisdiction may direct.

      7.07 DEFICIENCY. ICI shall remain liable for any deficiency owing to Secured Party after application of the net Proceeds of any foreclosure sale. Nothing herein contained shall be construed as limiting Secured Party to the collection of any Obligations only out of the income, revenue, rents, issues, and profits from the Security or as obligating Secured Party to delay or withhold action upon any default that may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between Secured Party and ICI that any Obligation shall constitute an absolute, unconditional obligation of ICI to pay as provided herein or in the Note in accordance with the terms of the instrument evidencing such Obligations in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

      7.08 WAIVER OF APPRAISEMENT, MARSHALING, ETC. To the extent permitted by applicable law, Pledgor and ICI agree that neither Pledgor nor ICI will at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension, or redemption law, if any, now or hereafter in force, to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Security or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court having jurisdiction. To the extent permitted by applicable law, Pledgor and ICI, for Pledgor and all who may claim by, through, or under Pledgor, hereby waives the benefit of all such laws, if any, and to the extent that Pledgor may lawfully do so under applicable law, waives any and all right to have any Security marshaled upon any foreclosure of the Lien hereof or sold in inverse order of alienation, and Pledgor and ICI agree that Secured Party may sell the Security as an entirety.

      7.09 DISCHARGE OF PURCHASER. Upon any sale made under the powers of sale herein granted and conferred, the sales receipt issued by Secured Party will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.

SECTION 8.  MISCELLANEOUS

      8.01 NOTICES. Subject to the provisions of SECTION 5.01, all communications under this Security Agreement shall be given as provided in the Note and shall be except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement or the Note, addressed to such party at its address set forth below or at such other address as either of the parties hereto may hereafter notify the other in writing.

To ICI or PLEDGOR:INTELECT COMMUNICATIONS, INC.
                  1100 Executive Drive
                  Richardson, Texas  75081
                  Telephone:  972-367-2100
                  Telecopy:   972-367-2271
                  Attention: Herman Frietsch, President and CEO

with a copy to:   Philip P. Sudan, Jr., Esq.
                  RYAN & SUDAN, L.L.P.
                  909 Fannin, 39th Floor,
                  Houston, Texas 77010;
                  Telephone:  713-652-0501
                  Telecopy:   713-652-0503

Secured Party:    THE COASTAL CORPORATION SECOND PENSION TRUST
                  Nine Greenway Plaza
                  Houston, Texas  77046-0995
                  Telephone:  713-877-6825
                  Telecopy:   713-877-7071
                  Attn..: Corporate Secretary

with a copy to:   THE COASTAL CORPORATION
                  Nine Greenway Plaza
                  Houston, Texas  77046-0995
                  Telephone:  713-877-6920
                  Telecopy:   713-877-7132
                  Attn.: Director, Financial Administration

For wire transfers of funds to Secured Party under all Transaction Documents:

Custodian:        Chase Bank of Texas - Houston, Texas
                  ABA #113000609
                  Trust Wires Clearing Account
                  DDA #00101606276
                  Description:Intelect Communication Receipts
                  OBI# Attn.: Trust Receipts
                        FFC: 5502001-1867300
                  THE COASTAL CORPORATION SECOND TRUST
                  Attn.:     Mary Grace Greenwood
                                (713) 216-4539

      8.02 SUCCESSORS AND ASSIGNS. No party may assign its rights or delegate its duties hereunder to any Person without prior written consent of the other party, which consent will not be unreasonably withheld. This Security Agreement shall be binding upon the successors and permitted assigns of each of the parties, and, except as expressly set forth in the Note and this SECTION 8.02, shall inure to the benefit of the successors and permitted assigns of each of the parties. The provisions of this Security Agreement are intended to be for the benefit of all Persons constituting Secured Party.

      8.03  AMENDMENT AND WAIVER.

            (a) This Security Agreement may be amended, and the observance of any term of this Security Agreement may be waived, with (and only with) the written consent of the Parties.

            (b) ICI and Pledgor shall not solicit, request, or negotiate for or with respect to any proposed waiver or amendment hereof except in accordance with the provisions of this Agreement and the Note.

            (c) Any such amendment or waiver shall apply equally to all persons constituting Secured Party or ICI and shall be binding upon each future Secured Party and upon each person constituting Pledgor or ICI regardless of whether this Security Agreement, the Note or any other document shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

      8.04 GOVERNING LAW. THIS SECURITY AGREEMENT, THE LEGAL RELATIONS AMONG THE PARTIES HERETO, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION AND THE LAWS OF THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT MATTERS RELATING TO THE PERFECTION OF SECURITY INTERESTS UPON ANY PERSONAL PROPERTY SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION TO THE EXTENT REQUIRED BY THE NONWAIVABLE PROVISIONS OF SUCH LAW OR THE LAW OF THE STATE OF TEXAS.

      8.05 SEVERABILITY. If any provision in this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any rule of law, public policy, or final judicial decision, all other terms and provisions of this Security Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner adverse to ICI, Pledgor or Secured Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, ICI, Pledgor and Secured Party shall negotiate in good faith to modify this Security Agreement so as to effect the original intent of the Parties hereto as closely as possible to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      8.06 MULTIPLE COUNTERPARTS. The Parties may execute more than one counterpart of this Security Agreement, each of which shall be an original but all of which together shall constitute one and the same instrument.

      8.07 REFERENCES. All references herein to one gender shall include the other. Unless otherwise expressly provided, all references to "SECTIONS" are to Sections of this Security Agreement and all references to "Exhibits" are to the exhibits attached hereto, each of which is made a part hereof for all purposes.

      8.08. FINAL AGREEMENT OF THE PARTIES. THIS SECURITY AGREEMENT (INCLUDING THE EXHIBITS HERETO), THE NOTE AND THE OTHER TRANSACTION DOCUMENTS TO WHICH ICI OR ANY OF ITS SUBSIDIARIES IS A PARTY CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


      IN WITNESS WHEREOF, the Parties have caused this instrument to be executed as of the Effective Date.

SECURED PARTY:                            ICI:

THE COASTAL CORPORATION SECOND            INTELECT COMMUNICATIONS, INC.
PENSION TRUST


By: _____________________________         By:______________________________
      Donald H. Gullquist                       Herman M. Frietsch
      Senior Vice President                     President and CEO
      The Coastal Corporation

PLEDGOR:                            INTELECT NETWORK TECHNOLOGIES COMPANY


                                    By:____________________________________

                                    Title:_________________________________


PLEDGOR:                            DNA ENTERPRISES, INC.


                                    By:____________________________________

                                    Title:_________________________________


PLEDGOR:                            INTELECT VISUAL COMMUNICATIONS CORP.


                                    By:____________________________________

                                    Title:_________________________________